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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) : July 15, 1999

                   Advanta Automobile Receivables Trust 1998-1
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             (Exact name of registrant as specified in its charter)


        Delaware                 333-19733           Application Pending
        --------                 ---------           -------------------
     (State or Other            (Commission           (I.R.S. Employer
      Jurisdiction              File Number)         Identification No.)
    of Incorporation)



c/o Advanta Auto Finance Corporation
800 Ridgeview Drive
Horsham, Pennsylvania 19044                                    19034
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(Address of Principal                                       (Zip Code)
 Executive Offices)

               Registrant's telephone number, including area code:
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                                 (215) 323-4663

                       500 Office Center Drive, Suite 400
                       Fort Washington, Pennsylvania 19034
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          (Former name or former address, if changed since last report)
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Item 7.     Financial Statements and Exhibits.

(c)   Exhibits:

      99.1 Monthly Servicing Report for the Collection Period ending June 30, 1999 relating to the Advanta Automobile Receivables Trust 1998-1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                                 (Registrant)


                                 By: /s/ David Plante
                                 Name: David Plante
                                 Title: President


Dated: July 15, 1999